UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-KA

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 6, 2014

Innocent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-150061	98-0585268
(Commission File Number)	(IRS Employer Identification #)

3280 Suntree Blvd

Suite 105

Melbourne, FL 32940

(Address of principal executive offices)

(954) 769-0040

(Registrant's telephone number, including area code)

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 6, 2014, the Board of Directors of the registrant dismissed Sam Kan and Company, its independent registered public account firm. On the same date, January 6, 2014, the accounting firm of KLJ and Associates, LLP was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Sam Kan and Company and the engagement of KLJ Associates, LLP as its independent auditor. None of the reports of Sam Kan and Company on  the  Company's financial statements for either of the past  two  years  or  subsequent  interim period contained an adverse opinion or disclaimer  of  opinion,  or  was qualified or modified as to uncertainty, audit scope  or  accounting principles, except that the Registrant's audited financial statements  contained  in  its  Form 10-K for the fiscal year ended August 31, 2012  a  going  concern  qualification  in  the  registrant's  audited financial statements.

Sam Kan and Company was dismissed after the registrant received notification that they would no longer serve as a PCAOB registered auditor. On March 4, 2014 the company received notification from the Securities and Exchange Commission that the commission has denied Sam Kan & Company the privilege of appearing or practicing before the Commission. Additionally, Sam Kan & Company is barred from practicing before the SEC; the company may not include his audit report in our filings with the Commission on or after February 20, 2014. The company is in the process of filing the August 31, 2013 and the August 31, 2012 year end audited financials just completed by its new auditor KLJ Associates, LLP.

During  the registrant's two most recent fiscal years and the subsequent interim periods  thereto,  there  were  no  disagreements  with  Sam Kan and Company whether  or  not  resolved, on any matter of accounting principles or practices,  financial  statement  disclosure,  or  auditing  scope or procedure, which,  if not resolved to Sam Kan and Company satisfaction, would have  caused  it  to make reference to the subject matter of the disagreement in connection  with  its  report  on  the  registrant's  financial  statements.

The  registrant  requested  Sam Ken and Company to furnish it with  a  letter (Exhibit 16) addressed  to  the  Securities  and Exchange Commission stating whether  it  agrees  with  the above statements.   On April 4, 2014 the registrant received a copy of the letter to the Securities and Exchange Commission stating that no disagreements exist between the registrant and Sam Kan and Company and is attached.

On January 6, 2014, the Board of Directors of the Registrant engaged KLJ Associates, LLP registered with the PCAOB as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted KLJ Associates, LLP regarding any of the matters set forth in Item 304(a) (2) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)

Not Applicable.

b)

Not Applicable.

c)

Exhibits

No.	Exhibits
16.1	Letter from Sam Kan and Company, dated April 4, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innocent, Inc.

(Registrant)

/s/ Wayne A.Doss

Wayne A. Doss

President, Chief Executive

Officer and Director

Dated: April 4, 2014

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